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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): October 30, 2000

AMERICAN GENERAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-7981 (Commission File Number)	74-0483432 (IRS Employer Identification No.)

2929 Allen Parkway, Houston, TX 77019
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (713) 522-1111

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Item 5.     Other Events and Regulation FD Disclosure.

                 On October 30, 2000, a duly authorized Committee (the "Terms Committee") of the Board of Directors of American General Corporation (the "Company") authorized the issuance in an underwritten public offering of $250,000,000 aggregate principal amount of the Company's 7 1/2% Notes Due 2010 issued pursuant to the Senior Indenture dated as of November 15, 1997 between the Company and Bankers Trust Company, as Trustee (the "Notes") under the Company's previously filed Registration Statement on Form S-3 (Registration Nos. 333-40583, 333-40583-01, 333-40583-02, 333-40583-03 and 333-40583-04) (the "Registration Statement") and the related Prospectus dated February 10, 1998 and Prospectus Supplement dated October 30, 2000. The Notes constitute a further issuance of the 7 1/2% Notes Due 2010 issued on August 11, 2000, and form a single series therewith.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
(c) Exhibits	The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:
Exhibit Number 4(a)	Description Resolutions of the Terms Committee adopted on October 30, 2000 establishing the terms of the Notes, certified by an Assistant Secretary of the Company.
4(b)	Form of 7 1/2% Note Due 2010.
5	Opinion of Kevin T. Abikoff, Deputy General Counsel and Corporate Responsibility Officer of the Company, as to the legality of the Notes.

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SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 1, 2000
AMERICAN GENERAL CORPORATION By: /s/ C. JEFFREY GAY C. Jeffrey Gay Vice President and Assistant Treasurer

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EXHIBIT INDEX
Exhibit Number 4(a)	Description Resolutions of the Terms Committee adopted on October 30, 2000 establishing the terms of the Notes, certified by an Assistant Secretary of the Company.
4(b) 5	Form of 7 1/2% Note Due 2010. Opinion of Kevin T. Abikoff, Deputy General Counsel and Corporate Responsibility Officer for the Company, as to the legality of the Notes.